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                                AMENDMENT NO. 5
                                       to
                       364-DAY REVOLVING CREDIT AGREEMENT

      THIS AMENDMENT NO. 5 TO THE 364-DAY REVOLVING CREDIT AGREEMENT (the "Amendment") is made as of March 10, 2005 by and among THE TJX COMPANIES, INC. (the "Borrower"), the financial institutions listed on the signature pages hereof (the "Lenders"), THE BANK OF NEW YORK, as administrative agent for the Lenders (the "Administrative Agent"), JPMORGAN CHASE BANK, N.A. and BANK OF AMERICA, N.A., as syndication agents (collectively, the "Syndication Agents") and KEY BANK and UNION BANK OF CALIFORNIA, as documentation agents (collectively, the "Documentation Agents").

                                   WITNESSETH

      WHEREAS, the Borrower, the Lenders, The Bank of New York, as successor Administrative Agent to Bank One, N.A., JPMorgan Chase Bank and Bank of America, N.A., as successor Syndication Agents to Fleet National Bank and The Bank of New York, and Key Bank and Union Bank of California, as successor Documentation Agents to Bank of America, N.A. and JPMorgan Chase Bank, N.A. entered into that certain 364-Day Revolving Credit Agreement, dated as of March 26, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein, but not defined herein, shall have the meanings ascribed to such terms in the Credit Agreement);

      WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement, and the Lenders are willing to agree to such amendments upon the terms and conditions contained in this Amendment;

      WHEREAS, the parties have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to the following amendments to the Credit Agreement:

            1. Amendments to the Credit Agreement. Effective as of March 17, 2005 (the "Effective Date") and subject to the satisfaction of the conditions precedent set forth in Section 2 below on or before March 17, 2005, the Credit Agreement is hereby amended as follows:

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            1.1 Section 1.1 of the Credit Agreement is hereby amended by deleting the date "March 17, 2005" now appearing in the definition of "Revolving Loan Termination Date" and replacing it with the date "July 15, 2005. "

            1.2 Sections 5.4 and 5.5 of the Credit Agreement are hereby amended by deleting the date "January 25, 2003" and replacing it with the date "January 31, 2004."

            2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received the following on or before March 17, 2005:

            (a) duly executed copies of this Amendment from each of the Borrower, the Administrative Agent, the Syndication Agents, the Documentation Agents and the Lenders;

            (b) duly executed copies of a Reaffirmation in the form of Attachment A attached hereto from each of the Subsidiaries identified thereon (the "Reaffirmation");

            (c) any fees payable to the Agents in connection with this Amendment (including, but not limited to, the fees and expenses of counsel to the Agents);

            (d) a Certificate of the Secretary of the Borrower and each party executing the Reaffirmation (collectively, the "Credit Parties") (i) certifying that there have been no changes in its respective certificate of incorporation and by-laws (or equivalent governing documents) since March 17, 2004, (ii) certifying as to the resolutions of the board of directors (or similar governing body) of each such Credit Party approving and authorizing the execution, delivery and performance of the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party, and (iii) certifying as to the incumbency and the signatures of the officers, identified by name and title, of each such Credit Party authorized to execute this Amendment and the other Loan Documents; and

            (e) a copy of the certificate of good standing, existence or its equivalent certified as of a recent date by the appropriate government authority of the state of incorporation of the Borrower.

            3. Representations and Warranties of the Borrower.

            3.1 The Borrower hereby represents and warrants that this Amendment, the Reaffirmation and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and the Subsidiaries parties thereto and are enforceable against the Borrower and the Subsidiaries parties thereto in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally).

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            3.2 Upon the effectiveness of this Amendment and after giving effect hereto, the Borrower hereby (i) reaffirms all representations and warranties contained in Article V of the Credit Agreement, as amended hereby, and agrees that all such representations and warranties are true and correct in all material respects, as though made on and as of the Effective Date, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date and (ii) certifies to the Agents and the Lenders that no Default or Unmatured Default has occurred and is continuing.

            4. Reference to the Effect on the Credit Agreement.

            4.1 Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement or in any other Loan Document (including any reference therein to "this Credit Agreement," "hereunder," "hereof," "herein" or words of like import referring thereto) or in any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

            4.2 Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

            4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

            5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING 735 ILCS 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

            6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

            7. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


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            IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.


                                        THE TJX COMPANIES, INC., as the Borrower

                                        By: /s/ Mary B. Reynolds
                                            Name:  Mary B. Reynolds
                                            Title: Vice President - Finance
                                                   Treasurer


                                        THE BANK OF NEW YORK, as Administrative
                                        Agent and as a Lender

                                        By: /s/ Johna M. Fidanza
                                            Name:  Johna M. Fidanza
                                            Title: Vice President


                                        BANK OF AMERICA, N.A., as a Syndication
                                        Agent and as a Lender

                                        By: /s/ Ross Evans
                                            Name:  Ross Evans
                                            Title: Vice President


                                        JPMORGAN CHASE BANK, N.A., as a
                                        Syndication Agent and as a Lender

                                        By: /s/ Teri Streusand
                                            Name:  Teri Streusand
                                            Title: Vice President

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                                        FIFTH THIRD BANK, as a Lender

                                        By: /s/ Brooke Balcom
                                            Name:  Brooke Balcom
                                            Title: Corporate Banking Officer


                                        UNION BANK OF CALIFORNIA, N.A., as a
                                        Documentation Agent and as a Lender

                                        By: /s/ Theresa L. Rocha
                                            Name:  Theresa L. Rocha
                                            Title: Vice President


                                        KEY BANK NATIONAL ASSOCIATION, as a
                                        Documentation Agent and as a Lender

                                        By: /s/ Brendan A. Lawlor
                                            Name:  Brendan A. Lawlor
                                            Title: Senior Vice President


                                        PNC BANK, NATIONAL ASSOCIATION,
                                        as a Lender

                                        By: /s/ Donald V. Davis
                                            Name:  Donald V. Davis
                                            Title: Managing Director

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                                        MELLON BANK, N.A., as a Lender

                                        By: /s/ Thomas J. Tarasovich, Jr.
                                            Name:  Thomas J. Tarasovich, Jr.
                                            Title: Assistant Vice President


                                        ROYAL BANK OF SCOTLAND PLC, as a Lender

                                        By: /s/ Charlotte Sohn Fuiks
                                            Name:  Charlotte Sohn Fuiks
                                            Title: Senior Vice President


                                        U.S. BANK NATIONAL ASSOCIATION,
                                        as a Lender

                                        By: /s/ Jennifer L. Thurston
                                            Name:  Jennifer L. Thurston
                                            Title: Assistant Vice President


                                        THE BANK OF NOVA SCOTIA, as a Lender

                                        By: /s/ M. R. Bradley
                                            Name:  M. R. Bradley
                                            Title: Managing Director

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                                        SUNTRUST BANK, N.A., as a Lender

                                        By: /s/ Robert Maddox
                                            Name:  Robert Maddox
                                            Title: Vice President

                                        CITIZENS BANK OF MASSACHUSETTS,
                                        as a Lender

                                        By: /s/ Stephen F. Foley
                                            Name:  Stephen F. Foley
                                            Title: Senior Vice President


                                        SOVEREIGN BANK, as a Lender

                                        By: /s/ Judith C. E. Kelly
                                            Name:  Judith C. E. Kelly
                                            Title: Senior Vice President


                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        as a Lender

                                        By: /s/ Caroline Gates
                                            Name:  Caroline Gates
                                            Title: VP


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                                                                    ATTACHMENT A

                                  REAFFIRMATION

            Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 5 to the 364-Day Revolving Credit Agreement dated as of March 26, 2002 by and among The TJX Companies, Inc. (the "Borrower"), the financial institutions from time to time party thereto (the "Lenders"), THE BANK OF NEW YORK ("BNY"), in its individual capacity and as administration agent ("Administrative Agent"), BANK OF AMERICA, N.A. and JPMORGAN CHASE BANK, as syndication agents (the "Syndication Agents") and KEY BANK and UNION BANK OF CALIFORNIA, as documentation agents (the "Documentation Agents") (as amended by an Amendment No. 1 dated as of May 3, 2002, an Amendment No. 2 dated as of July 19, 2002, an Amendment No. 3 dated as of March 24, 2003 and an Amendment No. 4 dated as of March 17, 2004, and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), which Amendment No. 5 is dated as of March 10, 2005 (the "Amendment"). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent, the Syndication Agents, the Documentation Agents or any Lender, each of the undersigned reaffirms the terms and conditions of the Facility Guaranty and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: March 10, 2005

T.J. MAXX OF CA, LLC
T.J. MAXX OF IL, LLC
MARMAXX OPERATING CORP.
MARSHALLS OF MA, INC.
NBC OPERATING, LP (as successor in interest to NBC OPERATING, LLC) MARSHALLS OF RICHFIELD, MN, INC.
NEWTON BUYING COMPANY OF CA, INC.
HOMEGOODS, INC.

By:  /s/ Mary B. Reynolds
     Name: Mary B. Reynolds
     Title: Vice President, Treasurer


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MARSHALLS OF CA, LLC
MARSHALLS OF IL, LLC

NBC TRUST

By:  /s/ Mary B. Reynolds
     Name: Mary B. Reynolds
     Title: Treasurer

NBC, FOURTH REALTY CORP.
MARSHALL'S OF NEVADA, INC.


By:  /s/ Mary B. Reynolds
     Name: Mary B. Reynolds
     Title: Treasurer

CONCORD BUYING GROUP INC.


By:  /s/ Mary B. Reynolds
     Name: Mary B. Reynolds
     Title: Vice President, Treasurer